UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 10, 2013

MATSON, INC.

(Exact name of registrant as specified in its charter)

Hawaii	001-34187	99-0032630
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1411 Sand Island Parkway

 Honolulu, Hawaii 96819

(Address of principal executive office and zip code)

(808) 848-1211

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

Molasses was released into Honolulu Harbor from a pipeline system operated by a subsidiary of Matson, Inc. (“Matson” or the “Company”) in early September 2013.  Matson is fully cooperating with federal and state agencies involved in responding to and investigating the spill.  On September 20, 2013 the Hawaii Department of Health (“DOH”) and other responding governmental agencies announced that they had officially transitioned their role from a response phase to the recovery and restoration phase.  The DOH also reported on September 20, 2013 that dissolved oxygen and pH levels in the harbor and nearby Keehi lagoon have returned to normal target levels and that there was no longer discoloration of the water in those same areas attributable to the molasses spill. Keehi lagoon was reopened to the public on September 21, 2013.

On October 10, 2013, Matson was served with a federal grand jury subpoena for documents relating to the release of molasses into Honolulu Harbor.   In addition, Matson has received written requests for information regarding the spill from the following governmental agencies (i) the DOH, (ii) the State of Hawaii Office of Hawaiian Affairs (“OHA”), and (iii) the United States Environmental Protection Agency (Region IX) (the “EPA”).

Government agencies have not yet presented Matson with an accounting of any claims for costs, penalties or damages, and the Company has only received a limited number of third party claims.  As a result Matson is presently unable to estimate the liabilities it may incur related to the spill.

Statements in this Form 8-K that are not historical facts speak only as of the date hereof and are “forward-looking statements,” within the meaning of the Private Securities Litigation Reform Act of 1995, that involve a number of risks and uncertainties that could cause actual results to differ materially from those contemplated by the relevant forward-looking statement.  Factors that could cause actual results to differ materially from those contemplated in the statements include, without limitation, those described on pages 9-15 of the Form 10-K filed by Matson, on March 1, 2013, and the potential adverse effect of the spill on Matson’s business and stock price, the potential for changes in the Company’s operations  or regulatory compliance obligations and  potential third party or governmental agency claims, disputes, legal or other proceedings, penalties, inquiries or investigations or other regulatory actions relating to the spill. These forward-looking statements are not guarantees of future performance.  Actual results could differ materially from those anticipated in the forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 11, 2013

MATSON, INC.

/s/ Kevin C. O'Rourke
Kevin C. O'Rourke Senior Vice President and Chief Legal Officer